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                                                                 EXHIBIT 10.21.1

                                AMENDMENT NO. 1
                                     TO THE
                          KEY PRODUCTION COMPANY, INC.
                             1992 STOCK OPTION PLAN

          THIS AMENDMENT NO. 1 TO THE KEY PRODUCTION COMPANY, INC. ("KEY") 1992 STOCK OPTION PLAN (THE "PLAN") IS ADOPTED EFFECTIVE MARCH 14, 1997.

                                    RECITALS

A. Key adopted the Plan effective December 9, 1992, and has granted options to acquire Key common stock to certain of its employees under the Plan in an amount equal to all of the shares originally reserved for issuance under the Plan.

B. The Board of Directors of Key has determined that it is in the best interests of Key to amend the Plan to increase the number of shares reserved under the Plan.

C. Capitalized terms used in this amendment and not defined herein shall have the meanings given to such terms in the Plan.


                             AMENDMENT TO THE PLAN

The Plan is hereby amended as follows:

1. Section 4.1 is hereby amended by changing the first sentence in its entirety to read as follows:

          "The total number if Shares as to which Options may be granted pursuant to the Plan shall be 2,000,000 in the aggregate."

2. The Plan may be amended and restated to include the provisions of this Amendment.

3.  Except as so amended, the Plan shall continue in effect with no change.

     Adopted March 14, 1997

                                KEY PRODUCTION COMPANY, INC.,
                                A DELAWARE CORPORATION



                                BY:  /S/ F.H. MERELLI
                                     -------------------------------------
                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER